UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2013
(Date of Report)

ULTRALIFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20852	16-1387013
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Technology Parkway, Newark, New York		14513
(Address of principal executive offices)		(Zip Code)

(315) 332-7100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On February 15, 2013, Ultralife Corporation entered into a Third Amendment to the Credit Agreement, dated February 17, 2010 by and between Ultralife Corporation and RBS Business Capital.   The Third Amendment extends the maturity date of the Credit Agreement to May 15, 2013.  At Ultralife Corporation’s request, the Third Amendment reduces the revolving credit commitment (as defined in the Credit Agreement) from $35,000,000 to $20,000,000, and reduces the unused line fee (as defined in the Credit Agreement) from 0.50% to 0.40% per annum.

A copy of the Third Amendment is filed as Exhibit 10.1 hereto.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

10.1              The Third Amendment to Credit Agreement, dated February 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2013		ULTRALIFE CORPORATION

	By:	/s/Peter F. Comerford
Peter F. Comerford
Vice President of Administration and
General Counsel

Exhibit Index

Exhibit Number	Description
10.1	The Third Amendment to Credit Agreement, dated February 15, 2013.